COVER NOTE NO.  BN960014/15/29/56                        DATE:  January 15, 1996

                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------
                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     QUAKER CITY INSURANCE COMPANY
                     Trevose, Pennsylvania
                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     PINNACLE INSURANCE COMPANY
                     Carrollton, Georgia
                     WESTBROOK INSURANCE COMPANY
                     Wallingford, Connecticut
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
                     Binghamton, New York
                     (hereinafter referred to as the "Company")

TYPE:                PROPERTY CATASTROPHE
----                 EXCESS OF LOSS REINSURANCE AGREEMENT

PERIOD:              Losses occurring during the period January 1, 1996 to
------               December 31, 1996, both days inclusive.

                     Should this Agreement terminate while a loss occurrence is in progress, the Reinsurers shall be liable for their share of all individual losses resulting from such loss occurrences whether any such individual losses take place before or after such termination.

CLASS:               All in-force,  new and renewal  business  classified by the
-----                Company as Automobile  Physical Damage and Property
                     business.

EXCLUSIONS:          This Agreement shall not apply to:
----------
                     1.   Bodily Injury and Property Damage Liability including
                          Personal Injury Liability and Medical Payments.
                     2.   Personal Accident and Health.
                     3.   Assumed reinsurance other than business assumed via
                          intra-company reinsurance, from United Pacific Insurance Company for the Dave, Inc. policy and Delaware private passenger business written as a 100% Quota Share of companies with whom Quaker City Insurance Company has entered into rollover agreements.
                     4.   Loss or liability excluded by the provisions of the
                          "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance."
                     5.   Financial Guarantee and Insolvency.

                                                               BN960014/15/29/56
                                                               January 15, 1996

EXCLUSIONS
(Continued):         6.   Insolvency Funds.
-----------          7.   War Risks as described in the North American War Risk
                          Exclusion Clause.
                     8.   Loss or liability as excluded by the provisions of the
                          "Pools Exclusions Clause." It is understood and agreed that this exclusion shall not apply to individual risks assigned to the Company under an "Assigned Risk" plan.
                     9.   Seepage and Pollution.
                    10.   Transmission and Distribution Lines.
                    11.   Extra Contractual Obligations and Losses in Excess of
                          Policy Limits.

TERRITORY:                As per the Company's original policies.
---------

LIMIT AND
RETENTION:                See attached Exhibits A, B, C and D.
---------

REINSTATEMENT:            One reinstatement of limit for all perils at pro rata
-------------             additional premium as to amount and 100% as to time.
                          Simultaneous settlement of reinstatement premium with loss payment.

RATE:                     See attached Exhibits A, B, C and D. Rate  applies
----                      to the Company's Gross Net Earned Premium Income,
                          estimated to be $26,229,087 for 1996.

DEPOSIT
PREMIUM:                  See attached Exhibits A, B, C and D. Payable in equal
-------                   quarterly installments at January 1, April 1, July 1
                          and October 1, 1996.

MINIMUM
PREMIUM:                  See attached Exhibits A, B, C and D.
-------

WARRANTY:                 Home State Insurance Group agrees to carry at its own
--------                  risk and not reinsured in any way the remaining 5% of
                          each excess net loss for which claim is made on the reinsurance limits specified in Exhibits A, B, C and D.

CLAUSES:                  Definition of Policies.
-------                   Definition of Loss Occurrence to follow Lloyd's NMA
                          2244 - Amended; no reinstatement in the same event.
                          Net Retained Lines.
                          Ultimate Net Loss - loss adjustment expenses included.
                          Notice of Loss and Loss Settlement.
                          Offset.
                          Errors and Omissions.
                          Currency.
                          Taxes.

                                                               BN960014/15/29/56
                                                                January 15, 1996

CLAUSES
(Continued):              Access to Records.
-----------               Service of Suit - NMA 1998 - Mendes and Mount (where
                          applicable).
                          Arbitration.
                          Insolvency.
                          Reserves.
                          Minet Re North America, Inc. Intermediary.

WORDING:                  As per expiring Reinsurance Agreement as far as
-------                   applicable and as noted herein, which complies with
                          the requirements of the State of New York Insurance
                          Department.

We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

                                      For and on behalf of:

                                      MINET RE NORTH AMERICA, INC.

                                      -------------------------
                                        Senior Vice President

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK


-------------------------------
      Authorized Signature

-------------------------------
             Date

Please examine this document carefully and advise us immediately if any of the details or the security used are not in accordance with your order or requirements.

SEC:vs                                   3


                                    EXHIBIT A

                           HOME STATE INSURANCE GROUP

                          HOME STATE INSURANCE COMPANY
                          QUAKER CITY INSURANCE COMPANY
                   NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                           PINNACLE INSURANCE COMPANY
                           WESTBROOK INSURANCE COMPANY
              HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK

                    FIRST PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                            Effective January 1, 1996
                            -------------------------

LIMIT AND
RETENTION:           $2,000,000 Ultimate Net Loss each and every loss occurrence
---------            in excess of $1,000,000 Ultimate Net Loss each and every
                     loss occurrence.

RATE:                1.471% of Company's Gross Net Earned Premium Income.
----

DEPOSIT
PREMIUM:             $386,000 payable in equal quarterly installments of $96,500
-------              each at January 1, April 1, July 1 and October 1, 1996.

MINIMUM
PREMIUM:             $328,000 annually.
-------

Reinsurers Effective January 1, 1996:
------------------------------------


                                                                       %            FEIN            NAIC
                                                                       -            ----            ----

      Nationwide Mutual Insurance Company                            5.000%      31-4177100         23787
      Vesta Fire Insurance Corporation                              30.000%      63-0598629         11762
                                                                    -------

                                       Sub-Total:                   35.000%

      Through Swire Fraser Insurance Brokers Limited:
      ----------------------------------------------
      Underwriting Members of Lloyd's                               54.261%      AA-1122000
         London, England (as per Schedule)
      The Copenhagen Reinsurance Company                             2.609%      AA-1120440
        (UK) Limited, London, U.K.
      Terra Nova Insurance Company Limited,                          3.130%      AA-1121425
        London, U.K.
                                                                    ------
                                       Sub-Total:                   60.000%

                                       Placement Total:             95.000%
                                                                    ======


SEC:vs
BN960014
1/15/96

COVER NOTE NO.  BN960014                        DATE:          January 15, 1996
                                                REVISED:       April 15, 1996


                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

         FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT
         ---------------------------------------------------------------


Syndicate           Pseudonym                AIIN                   Share
---------           ---------                ----                   -----
   435                 DPM                AA-1126435                3.913%
   623                 AFB                AA-1126623                3.130%
   780                 BFC                AA-1126780                2.609%
   958                 GSC                AA-1126958                3.130%
    40                 KJC                AA-1126040                6.522%
   219                 RAE                AA-1126219                2.609%
  1028                 HRD                AA-1127028                1.565%
    33                 AER                AA-1126033                6.521%
    51                 ANT                AA-1126051               10.435%
   183                 DFB                AA-1126183                6.522%
   205                 HGJ                AA-1126205                2.609%
   570                 GNR                AA-1126570                2.087%
  1003                 SJC                AA-1127003                2.609%
                                                                   ------

         Total Participation through the
         Underwriting Members of Lloyd's                           54.261%
                                                                   ------

SEC:vs

                                    EXHIBIT B

                           HOME STATE INSURANCE GROUP

                          HOME STATE INSURANCE COMPANY
                          QUAKER CITY INSURANCE COMPANY
                   NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                           PINNACLE INSURANCE COMPANY
                           WESTBROOK INSURANCE COMPANY
              HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK

                   SECOND PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                            Effective January 1, 1996
                            -------------------------

LIMIT AND
RETENTION:            $3,000,000 Ultimate Net Loss each and every loss
---------             occurrence in excess of $3,000,000
                      Ultimate Net Loss each and every loss occurrence.

RATE:                 1.112% of Company's Gross Net Earned Premium Income.
----

DEPOSIT
PREMIUM:              $292,000 payable in equal quarterly installments of
-------               $73,000 each at January 1, April 1, July 1 and
                      October 1, 1996.

MINIMUM
PREMIUM:              $248,000 annually.
-------

Reinsurers Effective January 1, 1996:
------------------------------------


                                                                      %              FEIN              NAIC
                                                                      -              ----              ----


        Nationwide Mutual Insurance Company                         5.000%         31-4177100          23787
        Security Insurance Company of Hartford                      5.000%         06-0529570          24902
        Vesta Fire Insurance Corporation                           25.000%         63-0598629          11762
                                                                   -------

                                         Sub-Total:                35.000%

        Patriot Re Corporation
           For and on behalf of Underwriters at Lloyd's             2.500%         22-3126506
                                                                   ------
           London, England
                        BAR 990        39.2157%
                        ROS 227        39.2157%
                        WHS 002         9.8039%
                        MED 609         6.8627%
                        JRR 047         4.9020%

                                         Sub-Total:                 2.500%


                                      B-1



        Through Swire Fraser Insurance Brokers Limited:
        Underwriting Members of Lloyd's                            51.227%        AA-1122000
           London, England  (as per Schedule)
        The Copenhagen Reinsurance Company                          3.485%        AA-1120440
          (UK) Limited, London, U.K.
        Terra Nova Insurance Company Limited,                       2.788%        AA-1121425
          London, U.K.                                             ------

                                            Sub-Total:             57.500%

                                            Placement Total:       95.000%
                                                                   ======


SEC:vs
BN960015
1/15/96                                B-2

COVER NOTE NO.  BN960015                             DATE:    January 15, 1996
                                                     REVISED: April 18, 1996


                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

        SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT
        ----------------------------------------------------------------


     Syndicate        Pseudonym               AIIN                Share
     ---------        ---------               ----                -----
        435             DPM                AA-1126435             2.788%
        566             STN                AA-1126566             5.227%
        623             AFB                AA-1126623             4.182%
         40             KJC                AA-1126040             3.485%
        219             RAE                AA-1126219             3.485%
        780             BFC                AA-1126780             3.485%
         51             ANT                AA-1126051            13.939%
        205             HGJ                AA-1126205             3.485%
        570             GNR                AA-1126570             1.394%
        557             CKM                AA-1126557             1.394%
        510             RJK                AA-1126510             2.091%
       1027             MFN                AA-1127027             2.788%
        947             CBK                AA-1126947             2.439%
        923             FCD                AA-1126923             1.045%
                                                                 ------

         Total Participation through the
         Underwriting Members of Lloyd's                         51.227%
                                                                 ------


SEC:vs

                                    EXHIBIT C

                           HOME STATE INSURANCE GROUP

                          HOME STATE INSURANCE COMPANY
                          QUAKER CITY INSURANCE COMPANY
                   NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                           PINNACLE INSURANCE COMPANY
                           WESTBROOK INSURANCE COMPANY
              HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK

                    THIRD PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                            Effective January 1, 1996
                            -------------------------

LIMIT AND
RETENTION:         $4,000,000 Ultimate Net Loss each and every loss occurrence
---------          in excess of $6,000,000 Ultimate Net Loss each and every
                   loss occurrence.

RATE:              0.922% of Company's Gross Net Earned Premium Income.
----

DEPOSIT
PREMIUM:           $242,000 payable in equal quarterly installments of $60,500
-------            each January 1, April 1, July 1 and October 1, 1996.

MINIMUM
PREMIUM:           $205,600 annually.
-------

Reinsurers Effective January 1, 1996:
------------------------------------

                                                                        %            FEIN             NAIC
                                                                        -            ----             ----

       United States Fidelity & Guaranty Company
       (F&G Re)                                                       7.500%      52-0515280          25887
       Nationwide Mutual Insurance Company                            5.000%      31-4177100          23787
       Security Insurance Company of Hartford                         5.000%      06-0529570          24902
       Vesta Fire Insurance Corporation                              20.000%      63-0598629          11762
                                                                    -------

                                        Sub-Total:                   37.500%

                                      C-1





       Through Swire Fraser Insurance Brokers Limited:
       ----------------------------------------------
       Underwriting Members of Lloyd's                               48.892%     AA-1122000
          London, England (as per Schedule)
       The Copenhagen Reinsurance Company                             3.443%     AA-1120440
         (UK) Limited, London, U.K.
       Terra Nova Insurance Company Limited,                          5.165%     AA-1121425
         London, U.K.                                                ------

                                        Sub-Total:                   57.500%

                                        Placement Total:             95.000%
                                                                     =======


SEC:vs
BN960029
1/15/96                                C-2

COVER NOTE NO.  BN960029                             DATE:    January 15, 1996
                                                     REVISED: April 18, 1996


                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

         THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT
         ---------------------------------------------------------------


    Syndicate        Pseudonym              AIIN                  Share
    ---------        ---------              ----                  -----

       435              DPM              AA-1126435               2.754%
       623              AFB              AA-1126623               3.443%
       958              GSC              AA-1126958               1.377%
        40              KJC              AA-1126040               3.443%
        33              AER              AA-1126033               8.610%
       205              HGJ              AA-1126205               3.443%
       570              GNR              AA-1126570               2.066%
      1003              SJC              AA-1127003               5.165%
       557              CKM              AA-1126557               2.341%
       510              RJK              AA-1126510               4.545%
      1027              MFN              AA-1127027               2.754%
      1141              JEM              AA-1127141               1.377%
       314              CFP              AA-1126314               1.377%
       588              SES              AA-1126588               3.443%
       947              CBK              AA-1126947               1.928%
       923              FCD              AA-1126923               0.826%
                                                                  ------

   Total Participation through the
   Underwriting Members of Lloyd's                               48.892%
                                                                 -------

SEC:vs

                                    EXHIBIT D

                           HOME STATE INSURANCE GROUP

                          HOME STATE INSURANCE COMPANY
                          QUAKER CITY INSURANCE COMPANY
                   NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                           PINNACLE INSURANCE COMPANY
                           WESTBROOK INSURANCE COMPANY
              HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK

                   FOURTH PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                            Effective January 1, 1996
                            -------------------------

LIMIT AND
RETENTION:          $10,000,000 Ultimate Net Loss each and every loss occurrence
---------           in excess of $10,000,000 Ultimate Net Loss each and every
                    loss occurrence.

RATE:               1.364% of Company's Gross Net Earned Premium Income.
----

DEPOSIT
PREMIUM:            $358,000 payable in equal quarterly installments of $89,500
-------             each at January 1, April 1, July 1 and October 1, 1996.

MINIMUM
PREMIUM:            $304,000 annually.
-------

Reinsurers Effective January 1, 1996:
------------------------------------

                                                                   %            FEIN             NAIC
                                                                   -            ----             ----

  Nationwide Mutual Insurance Company                            4.000%      31-4177100          23787
  Security Insurance Company of Hartford                         3.500%      06-0529570          24902
  Vesta Fire Insurance Corporation                              22.500%      63-0598629          11762
                                                                -------

                                            Sub-Total:          30.000%

  Patriot Re Corporation
    For and on behalf of Underwriters at Lloyd's                 1.750%      22-3126506
                                                                 ------
     London, England
                  BAR 990        39.2157%
                  ROS 227        39.2157%
                  WHS 002         9.8039%
                  MED 609         6.8627%
                  JRR 047         4.9020%

                                   Sub-Total:                    1.750%

                                      D-1




  Through Swire Fraser Insurance Brokers Limited:
  Underwriting Members of Lloyd's                               55.896%        AA-1122000
     London, England (as per Schedule)
  The Copenhagen Reinsurance Company                             2.206%        AA-1120440
    (UK) Limited, London, U.K.
  Terra Nova Insurance Company Limited,                          5.148%        AA-1121425
    London, U.K.                                                 ------

                                   Sub-Total:                   63.250%

                                   Placement Total:             95.000%
                                                                =======


SEC:vs
BN960056
1/15/96                              D-2

COVER NOTE NO.  BN960056                               DATE:    January 15, 1996
                                                       REVISED: April 18, 1996


                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

        FOURTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT
        ----------------------------------------------------------------


          Syndicate       Pseudonym               AIIN                  Share
          ---------       ---------               ----                  -----

             435             DPM               AA-1126435               1.471%
             566             STN               AA-1126566               3.677%
             623             AFB               AA-1126623               2.206%
             780             BFC               AA-1126780               1.839%
              40             KJC               AA-1126040               1.471%
             219             RAE               AA-1126219               3.677%
              33             AER               AA-1126033               4.413%
              51             ANT               AA-1126051              14.712%
             205             HGJ               AA-1126205               1.839%
            1003             SJC               AA-1127003               5.516%
             557             CKM               AA-1126557               0.588%
             510             RJK               AA-1126510               1.618%
            1027             MFN               AA-1127027               2.206%
            1141             JEM               AA-1127141               0.735%
             625             TMH               AA-1126625               3.677%
             672             IAM               AA-1126672               3.677%
             588             SES               AA-1126588               2.574%

   Total Participation through the
   Underwriting Members of Lloyd's                                     55.896%
                                                                       -------


SEC:vs